Exhibit 10.4.4

EXECUTION COPY

AMENDMENT NO. 4 TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

This AMENDMENT NO. 4 TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of May 8, 2020, is among RPM FUNDING CORPORATION, a Delaware corporation (“Seller”), RPM INTERNATIONAL INC., a Delaware corporation (“RPM-Delaware”), as Servicer, WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells Fargo”), as a Purchaser, PNC BANK, NATIONAL ASSOCIATION (“PNC”), as a Purchaser and as administrative agent for the Purchasers (in such capacity, the “Administrative Agent”), and PNC CAPITAL MARKETS LLC, as structuring agent (in such capacity, the “Structuring Agent”).

RECITALS

1.    Seller, RPM-Delaware, Wells Fargo, PNC and Administrative Agent are parties to that certain Amended and Restated Receivables Purchase Agreement, dated as of May 9, 2014 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Agreement”).

2.    Seller, RPM-Delaware, Wells Fargo, PNC, Administrative Agent and Structuring Agent desire to amend the Agreement as hereinafter set forth.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

SECTION 1.    Definitions. Capitalized terms used in this Amendment and not otherwise defined herein shall have the respective meanings ascribed thereto in, or by reference in, the Agreement.

SECTION 2.    Amendment to the Agreement. The definition of “Facility Termination Date” set forth in Exhibit I of the Agreement is hereby amended by replacing the date “May 8, 2020” where it appears therein with the date “May 22, 2020”.

SECTION 3.    Representations and Warranties. Each of the Seller and RPM-Delaware hereby represents and warrants to the Purchasers and the Administrative Agent as of the date hereof as follows:

(a)    Representations and Warranties. The representations and warranties made by it in the Transaction Documents (including the Agreement, as amended hereby) are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).

(b)    Enforceability. The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within its corporate powers and have been duly authorized by all necessary action on its part. This Amendment and the Agreement, as

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amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with their terms.

(c)    No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Amortization Event or Potential Amortization Event exists or shall exist.

SECTION 4.    Conditions to Effectiveness. This Amendment shall become effective as of the date hereof, subject to the satisfaction of each of the following conditions precedent:

(a)    receipt by the Administrative Agent of counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the parties hereto; and

(b)    receipt by the Administrative Agent of such other documents and instruments as the Administrative Agent may reasonably request prior to the date hereof.

SECTION 5.    Effect of Amendment; Ratification. Except as specifically amended hereby, the Agreement is hereby ratified and confirmed in all respects, and all of its provisions shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “the Receivables Purchase Agreement”, “the Amended and Restated Receivables Purchase Agreement”, “this Agreement”, “hereof”, “herein”, or words of similar effect, in each case referring to the Agreement, shall be deemed to be references to the Agreement as amended hereby. This Amendment shall not be deemed to expressly or impliedly waive, amend, or supplement any provision of the Agreement other than as specifically set forth herein.

SECTION 6.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

SECTION 7.    CHOICE OF LAW. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL APPLY HERETO).

SECTION 8.    WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT, ANY DOCUMENT EXECUTED BY THE SELLER PARTIES PURSUANT TO THE AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

SECTION 9.    Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreement or any provision hereof or thereof.

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SECTION 10.  Transaction Document. This Amendment shall constitute a Transaction Document.

SECTION 11.  Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

[SIGNATURE PAGES TO FOLLOW]

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

RPM FUNDING CORPORATION,
as Seller

By: /s/ Edward W. Moore
Name: Edward W. Moore
Title: Secretary

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RPM INTERNATIONAL INC.,
as Servicer

By: /s/ Edward W. Moore
Name: Edward W. Moore
Title: Senior Vice President, General Counsel, Chief Compliance Officer, and Secretary

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WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Purchaser

By: /s/ Jonathan Davis
Name: Jonathan Davis
Title: Asst Vice President

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PNC BANK, NATIONAL ASSOCIATION,
as a Purchaser and as Administrative Agent

By: /s/ Michael Brown
Name: Michael Brown
Title: Senior Vice President

PNC CAPITAL MARKETS LLC,
as Structuring Agent

By: /s/ Michael Brown
Name: Michael Brown
Title: Managing Director

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